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                                                                    EXHIBIT 10.2
                                                                 NEC Corporation
[NEC LOGO]

April 24, 2003

Cray Inc.
411 First Avenue South, Suite 600
Seattle, WA 98104-2860
U.S.A.
Attention: Kenneth W. Johnson

                      Re: Cray - NEC Distribution Agreement

Dear Mr. Johnson,

Reference is made to the Distribution Agreement, dated as of February 28, 2001(the "Distribution Agreement"), between Cray Inc. ("Cray") and NEC Corporation ("NEC").

This is to notify Cray that because Cray failed to satisfy both of the minimum order volume options set forth in Section 9.1 of the Distribution Agreement during the first Order Period (as such term is defined in such section 9.1) ended on March 31, 2003, pursuant to the terms of such Section 9.1 NEC hereby exercise its option to change the exclusive distributorship of Cray in North America into a non - exclusive distributorship.

The above change shall become effective on August 1, 2003.

Sincerely yours,

/s/ Tadao Kondo
Tadao Kondo
Senior Vice President

cc: Stoel Rives LLP
    900 SW Fifth Avenue, Suite 2600
    Portland, OR 97204-1268
    U.S.A.
    Attention: Jere M. Webb